MSCI 2003-IQ6

                             Investor Presentation

                             December 2003

                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Table of Contents

                             o Section 1    Transaction Overview
                             o Section 2    Collateral Overview




[Logo of Morgan Stanley]

-------------------------
MSCI 2003-IQ6




                             Section 1

                             Transaction Overview

                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6


                             Transaction Overview

                             The Sellers

                               [Pie Chart Omitted]


                         Prudential              23.0%
                         MSMC                    20.2%
                         CIBC                    17.2%
                         NCB, FSB                12.9%
                         Nationwide              10.4%
                         Washington Mutual       10.2%
                         TIAA                     3.9%
                         UCMFI                    2.2%






                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6


                             Transaction Overview
                             Marquee Numbers


--------------------------------------------------------------------------------
MSCI 2003-IQ6

--------------------------------------------------------------------------------
Total Balance                                                      $998,089,954
--------------------------------------------------------------------------------
Loan Number                                                                 175
--------------------------------------------------------------------------------
Average Loan Size                                                    $5,703,371
--------------------------------------------------------------------------------
Top Ten Loans                                                             43.4%
--------------------------------------------------------------------------------
Weighted Average LTV                                                      58.9%
--------------------------------------------------------------------------------
Weighted Average Balloon LTV                                              45.9%
--------------------------------------------------------------------------------
Weighted Average DSCR                                                     2.64x
--------------------------------------------------------------------------------
Weighted Average Coupon                                                  5.625%
--------------------------------------------------------------------------------
Weighted Average Remaining Term                                             124
--------------------------------------------------------------------------------
Weighted Average Remaining Amortization                                     343
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Master Servicer                                        Wells Fargo and NCB, FSB
--------------------------------------------------------------------------------
Special Servicer                                             ARCap and NCCB (1)
--------------------------------------------------------------------------------
Rating Agencies                                                    Moody's, S&P
================================================================================

Note

1.      For the residential cooperative loans only



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6




                             Transaction Overview

                             Preliminary Capital Structure



------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates

                Initial                                                               Expected Final     Initial        Certificate
            Certificate   Subordination      Ratings       Average       Principal     Distribution   Pass-Through     Principal to
Class       Balance (1)      Levels       (S&P/Moody's)   Life (2)(3)   Window (2)(4)     Date (2)       Rate (5)    Value Ratio (6)
------------------------------------------------------------------------------------------------------------------------------------
A-1 (7)     $50,000,000      12.500%         AAA/Aaa          2.38           1-53        05/15/2008         TBD          51.54%
------------------------------------------------------------------------------------------------------------------------------------
A-2 (7)     $46,000,000      12.500%         AAA/Aaa          5.84          53-84        12/15/2010         TBD          51.54%
------------------------------------------------------------------------------------------------------------------------------------
A-3(7)      $75,000,000      12.500%         AAA/Aaa          8.40          84-110        2/15/2013         TBD          51.54%
------------------------------------------------------------------------------------------------------------------------------------
A-4(7)     $470,481,000      12.500%         AAA/Aaa          9.82         110-120       12/15/2013         TBD          51.54%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Private Certificates

                Initial                                                               Expected Final     Initial        Certificate
            Certificate   Subordination      Ratings       Average       Principal     Distribution   Pass-Through     Principal to
Class       Balance (1)      Levels       (S&P/Moody's)   Life (2)(3)   Window (2)(4)     Date (2)       Rate (5)    Value Ratio (6)
------------------------------------------------------------------------------------------------------------------------------------
   B        $26,200,000       9.875%          AA/Aa2         10.01         120-124       04/15/2014         TBD          53.08%
------------------------------------------------------------------------------------------------------------------------------------
   C        $29,943,000       6.875%           A/A2          10.33         124-124       04/15/2014         TBD          54.85%
------------------------------------------------------------------------------------------------------------------------------------
   D        $11,228,000       5.750%          A-/A3          10.33         124-124       04/15/2014         TBD          55.51%
------------------------------------------------------------------------------------------------------------------------------------
   E         $7,486,000       5.000%        BBB+/Baa1        10.62         124-134       02/15/2015         TBD          55.95%
------------------------------------------------------------------------------------------------------------------------------------
   F        $11,228,000       3.875%         BBB/Baa2        11.99         134-154       10/15/2016         TBD          56.62%
------------------------------------------------------------------------------------------------------------------------------------
   G         $7,486,000       3.125%        BBB-/Baa3        13.37         154-167       11/15/2017         TBD          57.06%
------------------------------------------------------------------------------------------------------------------------------------
 H - O      $31,190,954        ----            ----           ----           ----           ----            TBD           ----
------------------------------------------------------------------------------------------------------------------------------------
A-1A (7)   $231,847,000      12.500%         AAA/Aaa          8.58          1-120        12/15/2013         TBD          51.54%
------------------------------------------------------------------------------------------------------------------------------------
 X-1(9)    $998,089,954        ----            ----           ----           ----           ----       Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------
 X-2(9)    $918,438,000        ----            ----           ----           ----           ----       Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------
 X-Y(9)            ----        ----            ----           ----           ----           ----       Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------


Notes

(1) As of December 2003. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) Based on the Structuring Assumptions, assuming 0% CPR as described in the Prospectus Supplement.

(3)   Average life is expressed in terms of years.

(4) Principal window is the period (expressed in terms of months and commencing with the month of January 2004) during which distributions of principal are expected to be made to the holders of each designated Class.

(5) The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates will accrue interest at a fixed rate. The Class B, Class C, Class D, Class E, Class F and Class G Certificates will each accrue interest at either
      (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate, (iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage or (iv) the Weighted Average Net Mortgage Rate.The Class X-1, Class X-2 and Class X-Y Certificates will accrue interest at a variable rate. The Class A-1, Class A-2, Class A-3, Class A-4 and A-1A will be collectively known as the "Class A Certificates" and the Class X-1, Class X-2, and Class X-Y Certificates will be collectively known as the "Class X Certificates."

(6) Certificate Principal to Value Ratio is calculated by dividing the Certificate Balance of each Class and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificate Balances.

(7) For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 116 mortgage loans, representing approximately 76.8% of the initial outstanding pool balance. Loan group 2 is expected to consist of 59 mortgage loans, representing approximately 23.2% of the initial outstanding pool balance. Generally, the Class A 1, Class A 2, Class A-3 and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 and from loan group 2 after the certificate principal balance of the Class A 1A Certificates has been reduced to zero. The Class A 1A Certificates will generally only be entitled to receive distributions of principal collected or advanced in respect of the mortgage loans in loan group 2 and from loan group 2 after the certificate principal balance of the Class A 4 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class B through Class O Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A 1, Class A 2, Class A-3, Class A-4 and Class A 1A Certificates, pro rata, up to the principal distribution amount for such distribution date. Interest will be paid concurrently, (i) on Class A 1, Class A-2, Class A-3 and Class A 4 pro rata, from the portion of the available distribution amount for such distribution date that is attributable to the mortgage loans in loan group 1; (ii) on Class A 1A from the portion of the available distribution amount for such distribution date that is attributable to the mortgage loans in loan group 2; and (iii) on Class X 1, Class X 2 and Class X-Y, pro rata, from the available distribution amount, in each case in accordance with their interest entitlements. However, if on any distribution date, the available distribution amount (or applicable portion thereof) is insufficient to pay in full the total amount of interest to be paid to any of the Class A or Class X Certificates on such distribution date as described above, the available distribution amount will be allocated among all these classes, pro rata, in accordance with their interest entitlements for such distribution date, without regard to loan group.

(8)   Certificates to be offered privately pursuant to Rule 144A.

(9) The Class X-1, Class X-2 and Class X-Y Notional Amounts are defined herein and in the Prospectus Supplement.





                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Section 2

                             Collateral Overview




                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Collateral Overview

Property Types
                              [Pie Chart Omitted]

                         Multifamily              40.9%
                         Retail                   38.3%
                         Office                   16.7%
                         Industrial                2.8%
                         Manufactured Housing      0.7%
                         Self-Storage              0.6%


State Distribution
                              [Pie Chart Omitted]

                         NY                       39.1%
                         OH                       13.2%
                         FL                        6.6%
                         IL                        6.3%
                         TX                        5.0%
                         Other States             29.8%


                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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MSCI 2003-IQ6



                             Collateral Overview

                             Mall at Turtle Crossing
                             Loan Characteristics



o   Property Type:                      Anchored Retail
o   Loan Originator:                     Morgan Stanley
o   Location:                Dublin, OH  (Columbus MSA)
o   Year Built:                                    1997
o   Year Renovated:                                 NAP
o   Total Square Feet:                       380,953 SF
o   Occupancy (Date):            88.7% as of 10/03/2003
o   Current Balance:                       $120,000,000
o   LTV:                                          60.0%
o   DSCR:                                     2.05x (1)
o   % of Pool:                                    12.0%
o   Maturity Date:                           11/05/2013
o   Moody's Shadow Rating:                         Baa1
o   S&P Shadow Rating:                             BBB+


            Note

            1     Based on P&I payments beginning on 12/05/2006


[Photos Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Mall at Turtle Crossing


[Map Omitted]

[Photos Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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MSCI 2003-IQ6



                             Collateral Overview

                             840 N. Michigan
                             Loan Characteristics

o   Property Type:                 Anchored Retail
o   Loan Originator:                    Prudential
o   Location:                          Chicago, IL
o   Year Built:                               1991
o   Year Renovated:                            NAP
o   Total Square Feet:                   87,136 SF
o   Occupancy (Date):      100.0% as of 09/24/2003
o   Current Balance:                   $61,500,000
o   LTV:                                     73.2%
o   DSCR:                                    1.46x
o   % of Pool:                                6.2%
o   ARD:                                12/01/2013
o   Maturity Date:                      12/01/2033


[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             840 N. Michigan


[Photo Omitted]


[Map Omitted]


                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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MSCI 2003-IQ6



                             Collateral Overview

                             88 Sidney Street
                             Loan Characteristics

o   Property Type:                           Office
o   Loan Originator:                     Prudential
o   Location:                         Cambridge, MA
o   Year Built:                                2002
o   Year Renovated:                             NAP
o   Total Square Feet:                   142,275 SF
o   Occupancy (Date):       100.0% as of 10/02/2003
o   Current Balance:                    $42,439,889
o   LTV:                                      67.2%
o   DSCR:                                     1.55x
o   % of Pool:                                 4.3%
o   ARD:                                 09/01/2013
o   Maturity Date:                       11/01/2028


[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             88 Sidney Street


[Map Omitted]


[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             609 Fifth Avenue
                             Loan Characteristics

o   Property Type:                       Office/Retail
o   Loan Originator:                    Morgan Stanley
o   Location:                             New York, NY
o   Year Built:                                   1925
o   Year Renovated:                               2003
o   Total Square Feet:                      147,958 SF
o   Occupancy (Date):           98.6% as of 09/01/2003
o   Current Balance:                       $38,000,000
o   LTV:                                         75.0%
o   DSCR:                                    1.27x (1)
o   % of Pool:                                    3.8%
o   Maturity Date:                          10/07/2013




            Note

            1.    Based on P&I payments beginning on 11/07/2006


[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             609 Fifth Avenue


[Photo Omitted]

[Map Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Independence Plaza
                             Loan Characteristics

o   Property Type:                    Anchored Retail
o   Loan Originator:                             CIBC
o   Location:                              Selden, NY
o   Year Built:                             1993/1996
o   Year Renovated:                               NAP
o   Total Square Feet:                     244,844 SF
o   Occupancy (Date):          99.4% as of 10/03/2003
o   Current Balance:                      $38,000,000
o   LTV:                                        78.7%
o   DSCR:                                       1.29x
o   % of Pool:                                   3.8%
o   ARD:                                   12/01/2013
o   Maturity Date:                         12/01/2033





[Photos Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Independence Plaza


[Photos Omitted]

[Map Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             3 Times Square
                             Loan Characteristics

o   Property Type:                           Office
o   Loan Originator:                     Prudential
o   Location:                          New York, NY
o   Year Built:                                2001
o   Year Renovated:                             NAP
o   Total Square Feet:                   883,405 SF
o   Occupancy (Date):        98.8% as of 07/01/2003
o   Current Balance:                    $34,616,983
o   LTV:                                      37.4%
o   DSCR:                                     2.35x
o   % of Pool:                                 3.5%
o   Maturity Date:                       10/14/2021
o   Moody's Shadow Rating:                      Aaa
o   S&P Shadow Rating:                          AAA



[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             3 Times Square


[Photo Omitted]

[Map Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             WestShore Plaza
                             Loan Characteristics

o   Property Type:                     Anchored Retail
o   Loan Originator:                    Morgan Stanley
o   Location:                                Tampa, FL
o   Year Built:                              1967/1974
o   Year Renovated:                     1983/1993/2000
o   Total Square Feet:                      356,024 SF
o   Occupancy (Date):           92.3% as of 05/01/2003
o   Current Balance:                       $33,883,778
o   LTV:                                         63.1%
o   DSCR:                                        2.00x
o   % of Pool:                                    3.4%
o   Maturity Date:                          09/09/2012
o   Moody's Shadow Rating:                        Baa2
o   S&P Shadow Rating:                             BBB




[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             WestShore Plaza



[Map Omitted]

[Photo Omitted]


                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Woodhawk Apartments
                             Loan Characteristics

o   Property Type:                                  Multifamily
o   Loan Originator:                                       CIBC
o   Location:                 Ross Township, PA (Pittsburg MSA)
o   Year Built:                                            1989
o   Year Renovated:                                        2001
o   Total Units:                                      436 units
o   Occupancy (Date):                    93.8% as of 10/03/2003
o   Current Balance:                                $23,200,000
o   LTV:                                                  78.6%
o   DSCR:                                             1.42x (1)
o   % of Pool:                                             2.3%
o   ARD:                                             12/01/2013
o   Maturity Date:                                   12/01/2033


            Note
            1.    Based on P&I payments beginning on 01/01/2007



[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Woodhawk Apartments



[Photo Omitted]

[Map Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             250 W. 19th Street
                             Loan Characteristics

o    Property Type:                         Multifamily
o    Loan Originator:                 Washington Mutual
o    Location:                             New York, NY
o    Year Built:                                   1986
o    Year Renovated:                                NAP
o    Total Units:                             200 units
o    Occupancy (Date):           97.0% as of 07/21/2003
o    Current Balance:                       $20,957,698
o    LTV:                                         48.2%
o    DSCR:                                        2.00x
o    % of Pool:                                    2.1%
o    Maturity Date:                          04/01/2014
o    Moody's Shadow Rating:                         Aa2
o    S&P Shadow Rating:                             AA+




[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             250 W. 19th Street



[Photo Omitted]

[Map Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Club Pacifica Apartments
                             Loan Characteristics

o   Property Type:                           Multifamily
o   Loan Originator:                          Prudential
o   Location:              Covina, CA  (Los Angeles MSA)
o   Year Built:                                     1987
o   Year Renovated:                                  NAP
o   Total Units:                               232 units
o   Occupancy (Date):             94.8% as of 08/12/2003
o   Current Balance:                         $20,421,583
o   LTV:                                           69.2%
o   DSCR:                                          1.73x
o   % of Pool:                                      2.0%
o   Maturity Date:                            09/01/2013




[Photo Omitted]



                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Club Pacifica Apartments



[Map Omitted]

[Photo Omitted]





                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6



                             Collateral Overview

                             Transaction Timing

Transaction Timing

o  Pricing Date
     -   On or about December 9, 2003
o  Closing Date
     -   On or about December 18, 2003



------------------------------------------------------------------
December 2003
    S          M        T        W       Th        F        Sa
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    31          1        2        3        4        5         6
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   21          22       23       24       25       26        27
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   28          29       30       31
----------- -------- -------- -------- -------- --------- --------







                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

-------------------------
MSCI 2003-IQ6


                             MSCI 2003-IQ6


                       IMPORTANT NOTICE ABOUT INFORMATION

The information contained in this Collateral and Structural Term Sheet is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. The comparable information in all prior Collateral Term Sheets and Structural Term Sheets is superseded in its entirety by the information contained in this Collateral and Structural Term Sheet. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, the information contained in this Collateral and Structural Term Sheet shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, CIBC World Markets Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to the information in this Collateral and Structural Term Sheet, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, such information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in,
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seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933,
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advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY





                  The information herein has been prepared solely for
                  informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or
[Logo of          instrument or to participate in any trading strategy. No
Morgan Stanley]   representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.